                                                                   Exhibit 10.05

                                 SELLING AGREEMENT
                                 ------------------
                               ML CHESAPEAKE L.P.

                        (A Delaware Limited Partnership)

               Private Placement of Limited Partnership Interests

                                                  Dated as of September 22, 1995

                               ML CHESAPEAKE L.P.

                                SELLING AGREEMENT

                                TABLE OF CONTENTS

                                                                                                  Page
Section 1.  Representations and Warranties of the General Partner...............................    2

Section 2.  Representations and Warranties of the Commodity Broker..............................    4

Section 3.  Representations and Warranties of the Trading Advisor...............................    6

Section 4.  Offering and Sale of Interests......................................................    8

Section 5.  Covenants of the General Partner....................................................   10

Section 6.  Covenants of the Trading Advisor....................................................   11

Section 7.  Payment of Expenses and Fees........................................................   12

Section 8.  Conditions of Closing...............................................................   12

Section 9.  Memorandum Terms and Descriptions Controlling.......................................   18

Section 10.  Indemnification and Exculpation....................................................   19

Section 11.  Status of Parties..................................................................   20

Section 12.  Representations, Warranties and Agreements to Survive Delivery.....................   21

Section 13.  Termination........................................................................   21

Section 14.  Notices and Authority to Act.......................................................   21

Section 15.  Parties............................................................................   21

Section 16.  Governing Law......................................................................   21

Section 17.  Requirements of Law................................................................   21

Section 18.  Consent to Jurisdiction............................................................   22

                                       i

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                               ML CHESAPEAKE L.P.
                        (A Delaware Limited Partnership)

               Private Placement of Limited Partnership Interests

                                SELLING AGREEMENT
                                -----------------
                                                              September 22, 1995

MERRILL LYNCH, PIERCE, FENNER
       & SMITH INCORPORATED
Merrill Lynch World Headquarters
North Tower
World Financial Center
New York, New York 10080-6106

Dear Sirs:

                  Your affiliate, Merrill Lynch Investment Partners Inc., a Delaware corporation (referred to herein in its individual corporate capacity and as general partner as the "General Partner"), and an initial limited partner have caused the formation of a limited partnership pursuant to the Revised Uniform Limited Partnership Act of the State of Delaware (the "Delaware Act") under the name ML CHESAPEAKE L.P. (the "Partnership"), for the purposes of engaging in speculative trading of commodity futures and forward contracts, commodity options, and other commodity interests, implementing the techniques and trading strategies of Chesapeake Capital Corporation, an Illinois corporation (the "Trading Advisor"). The initial commodity broker for the Partnership will be Merrill Lynch Futures Inc., a Delaware corporation (the "Commodity Broker"). The exclusive selling agents for the Partnership will be yourself and certain of your affiliates (herein sometimes collectively referred to as the "Selling Agent").

                  The Partnership desires to increase the capital of the Partnership as herein provided, by the sale of limited partnership interests in the Partnership (the "Interests"), the purchasers of which will become limited partners ("Limited Partners") in the Partnership.

                  The Commodity Broker has agreed to act as broker for the Partnership pursuant to a customer agreement (the "Customer Agreement") between the Commodity Broker and the Partnership.

                  The Trading Advisor has agreed to provide commodity-related services to the Partnership pursuant to an advisory agreement (the "Advisory Agreement") between the Trading Advisor, the General Partner and the Partnership. The Trading Advisor has also agreed to provide various commodity-related services to the Commodity Broker pursuant to a consulting agreement (the "Consulting Agreement") between the Trading Advisor and the Commodity Broker.

                  Capitalized terms used herein, unless otherwise indicated, shall have the meanings attributed to them in the Memorandum referred to below.

         Section 1. Representations and Warranties of the General
                    ---------------------------------------------
Partner.
-------
         The General Partner represents and warrants to the Commodity Broker, the Trading Advisor and the Selling Agent as follows:

                  (a) The Partnership has provided to the Trading Advisor and to the Selling Agent a Confidential Private Placement Memorandum and Disclosure Document dated September 22, 1995 (including the Appendices and Exhibits thereto and as amended and supplemented from time to time, the "Memorandum") relating to the sale of the Interests to "accredited investors" in a continuous offering exempt from registration under the Securities Act of 1933, as amended, pursuant to
         Section 4(2) thereof and Regulation D promulgated thereunder (together, the "1933 Act"), has filed two copies thereof with the Commodity Futures Trading Commission (the "CFTC") under the Commodity Exchange Act (the "Commodity Act") and one copy with the National Futures Association (the "NFA") in accordance with NFA Compliance Rule 2-13, and has filed any such amendments thereto as may have been required by the CFTC or any other regulatory agency, or as advised by counsel, to the date hereof. Except as required by law, the Partnership will not file any amendment or supplement to the Memorandum (and will not use any such amendment or supplement) which shall be reasonably objected to in writing by counsel to the Trading Advisor after reasonable prior notice.

                  (b) The Certificate of Limited Partnership (the "Certificate of Limited Partnership") pursuant to which the Partnership has been formed and the Limited Partnership Agreement of the Partnership (the "Limited Partnership Agreement") each provide for the subscription for and sale of the Interests; all action required to be taken by the General Partner and the Partnership as a condition to the sale of the Interests to qualified subscribers therefor has been, or prior to each Closing Time (as defined in Section 4 hereof) will have been, taken; and, upon payment of the consideration therefor specified in all accepted Subscription Agreements and Powers of Attorney, the Interests will constitute valid limited partnership interests in the Partnership.

                  (c) The Partnership is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware with full power and authority to engage in the business to be conducted by it, as described in the Memorandum.

                  (d) The General Partner is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and in good standing as a foreign corporation under the laws of the State of New York and in each other jurisdiction in which the nature or conduct of its business requires such qualification and the failure to so qualify would materially adversely affect the Partnership or the General Partner's ability to perform its obligations hereunder.

                  (e) The Partnership and the General Partner have full partnership or corporate power and authority under applicable law to perform their respective obligations under the Limited Partnership Agreement, the Customer Agreement, the Advisory Agreement and this Agreement, as described in the Memorandum.

                  (f) The Memorandum contains all statements and information required to be included therein by the Commodity Act, the 1933 Act and the rules and regulations under each. The Memorandum does not contain, and will not as at any Closing Time contain, any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein, in the light of the circumstances under which such statements were made, not misleading. This representation and warranty shall not, however, apply to any statement or omission in the Memorandum made in reliance upon and in conformity with information relating to or furnished by the Trading Advisor or the Selling Agent.

                  (g) Since the respective dates as of which information is given in the Memorandum, except as may otherwise be stated in or contemplated by the Memorandum, there has not been any material adverse change in the condition (financial or otherwise), business or prospects of the General Partner or the Partnership, whether or not arising in the ordinary course of business.

                  (h) The General Partner at each Closing Time will have a net worth sufficient in amount and satisfactory in form, as set forth in the opinion of Sidley & Austin, counsel for the General Partner, for classification of the Partnership as a partnership for Federal income tax purposes under current interpretations of the Internal Revenue Code of 1986, as amended (the "Code") and the regulations thereunder.

                  (i) Each of this Agreement, the Limited Partnership Agreement and the Advisory Agreement has been duly and validly authorized, executed and delivered by the General Partner on behalf of the General Partner and the Partnership and constitutes a valid, binding and enforceable agreement of the General Partner and the Partnership in accordance with its terms. The Customer Agreement has been duly and validly authorized, executed and delivered by the General Partner on behalf of the Partnership.

                  (j) The execution and delivery of the Limited Partnership Agreement, the Customer Agreement, the Advisory Agreement and this Agreement, the incurrence of the obligations set forth in each of such agreements and the consummation of the transactions contemplated herein, therein and in the Memorandum will not constitute a breach of, or default under, any instrument by which the General Partner or the Partnership, as the case may be, is bound or any order, rule or regulation applicable to the General Partner or the Partnership of any court or any governmental body or administrative agency having jurisdiction over the General Partner or the Partnership.

                  (k) There is not pending or, to the best of the General Partner's knowledge, threatened any action, suit or proceeding before or by any court or other governmental body to which the General Partner or the Partnership is a party, or to which any of the assets of the General Partner or the Partnership is subject, which is not referred to in the Memorandum and which might reasonably be expected to result in any material adverse change in the condition (financial or otherwise), business or prospects of the General

         Partner or the Partnership or is required to be disclosed in the Memorandum pursuant to applicable CFTC regulations. The General Partner has not received any notice of an investigation by the NFA or the CFTC regarding non-compliance by the General Partner with the Commodity Act or the regulations thereunder.

                  (l) The General Partner has all Federal and state governmental, regulatory and exchange approvals and licenses, and has effected all filings and registrations with Federal and state governmental agencies required to conduct its business and to act as described in the Memorandum or required to perform its obligations as described under the Limited Partnership Agreement (including, without limitation, registration as a commodity pool operator under the Commodity Act and membership in the NFA as a commodity pool operator), and the performance of such obligations will not contravene or result in a breach of any provision of its certificate of incorporation, by-laws or any agreement, instrument, order, law or regulation binding upon it. The principals of the General Partner identified in the Memorandum are all of the principals of the General Partner, as the term "principals" is defined by the CFTC regulations. Such principals are duly registered as such on the General Partner's commodity pool operator Form 7-R registration.

                  (m) The Partnership does not require any Federal or state governmental, regulatory or exchange approvals or licenses, nor need the Partnership effect any filings or registrations with any Federal or state governmental agencies in order to conduct its business and to act as contemplated by the Memorandum and to issue and sell the Interests (other than filings relating solely to the offering of the Interests).

                  (n) Neither the General Partner nor any principal or affiliate thereof has previously "operated" any commodity pool within the meaning of CFTC Regulations the performance of which is not disclosed in the Memorandum.

                  Section 2. Representations and Warranties of the Commodity
                             -----------------------------------------------
Broker.
------
         The Commodity Broker represents and warrants to the Partnership, the General Partner, the Trading Advisor and the Selling Agent as follows:

                  (a) The Commodity Broker is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and in good standing as a foreign corporation in each other jurisdiction in which the nature or conduct of its business requires such qualification and the failure to so qualify would materially adversely affect the Commodity Broker's ability to perform its obligations hereunder or under the Customer Agreement or the Consulting Agreement. The Commodity Broker has full corporate power and authority to perform its obligations under the Customer Agreement, the Consulting Agreement and this Agreement, as described in the Memorandum.

                  (b) All references to the Commodity Broker and its principals in the Memorandum are accurate and complete in all material respects, and set forth in all material respects the information required to be disclosed therein under the Commodity Act and the rules and regulations thereunder. As to the Commodity Broker and its principals (i) the Memorandum contains all statements and information required to be included therein under the Commodity Act and the rules and regulations thereunder, (ii) the Memorandum does not contain, and will not as of any Closing Time contain, any misleading or untrue statement of a material fact or omit to state a material fact which is required to be stated therein or necessary to make the statements contained therein not misleading, in light of the circumstances under which such statements were made.

                  (c) The Commodity Broker has all Federal and state governmental, regulatory and exchange approvals and licenses, and has effected all filings and registrations with Federal and state governmental and regulatory agencies required to conduct its business and to act as described in the Memorandum or required to perform its obligations as described under the Customer Agreement, the Consulting Agreement and this Agreement (including, without limitation, registration of the Commodity Broker as a futures commission merchant under the Commodity Act and membership of the Commodity Broker as a futures commission merchant in the NFA), and the performance of such obligations will not contravene or result in a breach of any provision of the Commodity Broker's certificate of incorporation, by-laws or any agreement, instrument, order, law or regulation binding upon the Commodity Broker.

                  (d) Each of the Customer Agreement, the Consulting Agreement and this Agreement has been duly and validly authorized, executed and delivered by the Commodity Broker, and each of this Agreement and the Consulting Agreement constitutes a valid, binding and enforceable agreement of the Commodity Broker in accordance with its terms.

                  (e) Since the respective dates as of which information is given in the Memorandum, except as may otherwise be stated in or contemplated by the Memorandum, there has not been any material adverse change in the condition (financial or otherwise), business or prospects of the Commodity Broker, whether or not arising in the ordinary course of business.

                  (f) In the ordinary course of its business, the Commodity Broker is engaged in civil litigation and subject to administrative proceedings which, in the aggregate, are not expected to have a material effect upon its condition, financial or otherwise. The Commodity Broker makes it a policy to vigorously defend civil litigation, reparation or arbitration proceedings brought against it and in almost all such proceedings currently pending against it, the Commodity Broker believes it has defenses which are factually and legally sound. Neither the Commodity Broker nor any of its principals have been the subject of any administrative, civil, or criminal actions within the five years preceding the date hereof that would be material to an investor's decision to purchase an Interest.

                  (g) The execution and delivery of the Customer Agreement, the Consulting Agreement and this Agreement, the incurrence of the obligations set forth herein and therein and the consummation of the transactions contemplated herein and therein and in the Memorandum will not constitute a breach of, or default under, any instrument by which the Commodity Broker is bound or any order, rule or regulation applicable to the

         Commodity Broker of any court or any governmental body or administrative agency having jurisdiction over the Commodity Broker.

                  Section 3. Representations and Warranties of the Trading Advisor. The Trading Advisor represents and warrants to the Partnership, the Selling Agent, the Commodity Broker and the General Partner as follows:

                  (a) The Trading Advisor is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation and in good standing as a foreign corporation in each other jurisdiction in which the nature or conduct of its business requires such qualification and the failure to so qualify would materially adversely affect the Trading Advisor's ability to perform its obligations hereunder or under the Advisory Agreement or the Consulting Agreement. The Trading Advisor has full power and authority to participate in the Partnership as described in the Memorandum.

                  (b) All references to the Trading Advisor and its principals and trading systems, methods and performance in the Memorandum are accurate and complete in all material respects. As to the Trading Advisor, each of its principals, and their trading systems, methods and performance, (i) the Memorandum contains all statements and information required to be included therein under the Commodity Act and the rules and regulations thereunder, and (ii) the Memorandum does not contain, and will not as of any Closing Time contain, any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein, in the light of the circumstances under which such statements were made, not misleading. Except as otherwise disclosed in the Memorandum, the actual performance of each discretionary account directed by the Trading Advisor or any principal or affiliate of the Trading Advisor since January 1990 is disclosed in the Memorandum on either a composite or a stand alone basis, in accordance with the requirements of the Commodity Act and the rules and regulations thereunder. The information regarding the actual performance of such accounts set forth in the Memorandum is complete and accurate in all material respects and complies with the disclosure requirements of the rules and regulations of the CFTC promulgated pursuant to the Commodity Act.

                  (c) The Trading Advisor has all Federal and state governmental, regulatory and exchange approvals and licenses, and has effected all filings and registrations with Federal and state governmental and regulatory agencies required to conduct its business and to act as described in the Memorandum or required to perform its obligations as described under this Agreement, the Advisory Agreement and the Consulting Agreement (including, without limitation, registration of such Trading Advisor as a commodity trading advisor under the Commodity Act and membership of such Trading Advisor as a commodity trading advisor in the NFA), and the performance of such obligations will not contravene or result in a breach of any provision of the constituent documents of the Trading Advisor. The principals of the Trading Advisor are duly disclosed as such on the Trading Advisor's commodity trading advisor Form 7-R registration.

                  (d) Each of the Advisory Agreement, this Agreement and the Consulting Agreement has been duly and validly authorized, executed and delivered by or on behalf of the Trading Advisor and each constitutes a valid, binding, and enforceable agreement of the Trading Advisor in accordance with its terms.

                  (e) Participation by the Trading Advisor in accordance with the terms hereof and as described in the Memorandum will not violate any provisions of the Investment Advisers Act of 1940.

                  (f) Neither the Trading Advisor nor any principal of the Trading Advisor will use or distribute the Memorandum or any selling literature or engage in any selling activities whatsoever in connection with the offering of the Interests, except as may be approved in writing by the General Partner.

                  (g) Since the respective dates as of which information is given in the Memorandum, except as may otherwise be stated in or contemplated by the Memorandum, there has not been any material adverse change in the condition (financial or otherwise), business or prospects of the Trading Advisor, whether or not arising in the ordinary course of business.

                  (h) There is not pending or, to the best of the Trading Advisor's knowledge, threatened any action, suit or proceeding before or by any court or other governmental body to which the Trading Advisor is a party, or to which any of the assets of the Trading Advisor is subject, which might reasonably be expected to result in any material adverse change in the condition (financial or otherwise), business or prospects of the Trading Advisor or is required to be disclosed in the Memorandum pursuant to applicable CFTC regulations. The Trading Advisor has not received any notice of an investigation by the NFA or the CFTC regarding non-compliance by the Trading Advisor with the Commodity Act or the regulations thereunder.

                  (i) The execution and delivery of this Agreement, the Advisory Agreement and the Consulting Agreement, the incurrence of the obligations herein and therein set forth and the consummation of the transactions contemplated herein and therein and in the Memorandum will not constitute a breach of, or default under, any instrument by which the Trading Advisor is bound or any order, rule or regulation applicable to the Trading Advisor of any court or any governmental body or administrative agency having jurisdiction over the Trading Advisor.

                  (j) The Trading Advisor has not received, and is not entitled to receive, directly or indirectly, any commission, finder's fee, similar fee, or rebate from any person in connection with the organization or operation of the Partnership other than as described in the Memorandum.

                  (k) The actual performance capsules relating to the Trading Advisor in the Memorandum have been calculated in conformity with all applicable rules and advisories of the CFTC, including those relating to the inclusion of "notional" equity.

                  Section 4. Offering and Sale of Interests.
                             ------------------------------
                  (a) The Selling Agent is hereby appointed the exclusive selling agent of the Partnership, except as may be otherwise approved by the General Partner, during the term herein specified for the purpose of finding acceptable subscribers who are "accredited investors" (as defined in the 1933 Act) through a private placement. Subject to the performance by the General Partner and the Trading Advisor of their respective obligations to be performed hereunder and to the completeness and accuracy in all material respects of all the representations and warranties of the General Partner, the Commodity Broker and the Trading Advisor contained herein, the Selling Agent hereby accepts such agency and agrees on the terms and conditions herein set forth to use reasonable efforts during the term hereof to find acceptable subscribers for the Interests, subscriptions being made in multiples of $1,000 with the minimum subscription being $100,000 for initial subscriptions and $25,000 for additional subscriptions, subject to reduction to not less than $50,000 in the discretion of the General Partner. It is understood that the Selling Agent's agreement to use reasonable efforts to find acceptable subscribers for the Interests shall not prevent it from acting as a selling agent or underwriter for the securities of other issuers which may be offered or sold during the term hereof. The agency of the Selling Agent hereunder shall continue until the termination of this Agreement.

                  No selling commissions will be paid from the proceeds of sales of Interests. The Selling Agent will be credited within the Merrill Lynch organization with a selling commission equal to 5% of the subscription price of each Interest, a portion of which will be paid to employees of the Selling Agent who sell the Interests from funds made available by the General Partner. In addition, the Selling Agent will receive subsequent credits of 3% per annum of the average month-end Net Asset Value of each outstanding Interest, payable as of the end of each calendar quarter. Accruals will begin with the thirteenth full month after such Interests are sold and will be made only in respect of Interests which remain outstanding at the end of the relevant month (including Interests redeemed as of such month-end). A portion of such credits will also be paid to employees of the Selling Agent who sell Interests from funds made available by the General Partner.

                  (b) In the event the offering is commenced and acceptable subscriptions for at least $5,000,000 in subscriptions (the "Minimum Amount") shall not have been received by October 31, 1995 (or such other date on or before December 31, 1995 as to which the initial offering period shall be extended by the General Partner, the "Initial Offering Period Termination Date"), all funds received from subscribers shall be returned in full, with any interest payable thereon (irrespective of amount) and without deduction for any fees or expenses; and thereupon the Selling Agent's duties as agent and this Agreement shall terminate without further obligation hereunder on the part of the Selling Agent, the General Partner, the Partnership, the Commodity Broker or the Trading Advisor.

                  (c) At the Initial Offering Period Termination Date, or at such earlier time as the General Partner may determine to terminate the initial offering, the General Partner shall notify the Selling Agent of the aggregate amount of acceptable subscriptions received by the General Partner and, if at least the Minimum Amount shall have been so subscribed for, then payment of the purchase price for the Interests shall be made at the office of the General Partner, Merrill Lynch World Headquarters, Sixth Floor, South Tower, World Financial Center, New York, New York 10080-6106, or at such other place as shall be agreed upon between the Selling Agent and the General Partner, at 10:00 A.M., New York time, on the fifth full business day after the day on which the General Partner so notifies the Selling Agent or such other day and time as shall be agreed upon between the Selling Agent and the General Partner (the "Initial Closing Time").

                  (d) Subject to the earlier termination of the offering by the General Partner, after the Initial Closing Time, Interests (as well as additional subscriptions for existing Limited Partners) will be offered as of the close of business on the last business day of each month ("Additional Closing Times"). The Initial Closing Time and the Additional Closing Times are herein collectively referred to as the "Closing Times." At 10:00 A.M. on each Additional Closing Time, payment of the purchase price for the acceptable subscriptions received in respect of such Additional Closing Time shall be made at the office of the General Partner set forth above, or at such other place or time as shall be agreed upon between the General Partner and the Selling Agent.

                  (e) The Selling Agent will use reasonable efforts to find eligible persons to purchase the Interests on the terms stated herein and in the Memorandum. It is understood that the Selling Agent has no commitment with regard to the sale of the Interests other than to use reasonable efforts. In connection with the offer and sale of the Interests, the Selling Agent represents that it will comply fully with all applicable laws, and the rules of the National Association of Securities Dealers, Inc., the Securities and Exchange Commission, the CFTC, state securities administrators and any other regulatory body. The Selling Agent shall not execute any sale of an Interest from a discretionary account over which it has control without prior written approval of the customer in whose name such discretionary account is maintained.

                  The Selling Agent agrees not to recommend the purchase of an Interest to any subscriber unless the Selling Agent shall have reasonable grounds to believe, on the basis of information obtained from the subscriber concerning, among other things, the subscriber's investment objectives, other investments, financial situation and needs, that the subscriber (i) is an "accredited investor" within the meaning of the 1933 Act, (ii) can afford to bear the risk of a total loss of the subscriber's investment in the Partnership, (iii) has sufficient financial knowledge and experience to be capable of evaluating the risks and merits of an investment in the Partnership (either alone or together with such subscriber's financial adviser(s), other than a Merrill Lynch employee) and (iv) otherwise qualifies as an acceptable subscriber on the basis set forth in the Memorandum. The Selling Agent represents and warrants that it has reasonable grounds to believe, based on information in the Memorandum and information to which the Selling Agent has had access due to its affiliation with the General Partner, that all material facts relating to an investment in the Partnership are adequately and accurately disclosed in the Memorandum. In connection with making the foregoing representations and warranties, the Selling Agent further represents and warrants that it has, among other things, examined the Memorandum and obtained such additional information from the General Partner, the Commodity Broker and the Trading Advisor regarding the information set forth therein as the Selling Agent has deemed necessary or appropriate to determine whether the Memorandum adequately and accurately discloses all material facts relating to an investment in the Partnership and provides an adequate basis to subscribers for evaluating an investment in the Interests. In connection with making the representations and warranties set forth in this paragraph, the Selling Agent has not relied on inquiries made by or on behalf of any other parties.

                  The Selling Agent agrees to inform all prospective purchasers of Interests of all pertinent facts relating to the liquidity and marketability of the Interests as set forth in the Memorandum.

                  (f) None of the Selling Agent, the Partnership or the General Partner shall, directly or indirectly, pay or award any finder's fees, commissions or other compensation to any person engaged by a potential investor for investment advice as an inducement to such advisor to advise or recommend the purchase of an Interest; provided, however, the normal sales commissions payable to a registered broker-dealer or other properly licensed person for selling Interests shall not be prohibited hereby.

                  (g) All payments for subscriptions shall be made by wire transfers from subscribers' Merrill Lynch customer securities accounts, as described in the Memorandum.

                  (h) The General Partner agrees to cause its counsel to prepare and deliver to the Selling Agent a Blue Sky Survey which shall set forth, for the guidance of the Selling Agent, the United States jurisdictions in which the Interests may be offered and sold. It is understood and agreed that the Selling Agent may rely, in connection with the offering and sale of Interests in any jurisdiction, on advice given by such counsel as to the legality of the offer or sale of the Interests in such jurisdiction; provided, however, that the Selling Agent shall be responsible for compliance with all applicable laws, rules and regulations with respect to the actions of its employees, acting as such, in connection with sales of Interests in any jurisdiction.

                  Section 5. Covenants of the General Partner.
                             --------------------------------
                  (a) The General Partner will notify the Selling Agent, the Commodity Broker and the Trading Advisor immediately and confirm such notification in writing (i) of the receipt of any comments from the CFTC or any other Federal or state regulatory body with respect to the Memorandum, (ii) of any request by the CFTC or any other Federal or state regulatory body for any amendment or supplement to the Memorandum or for additional information relating thereto, (iii) any material criminal, civil or administrative proceedings against or involving either the General Partner, the Partnership or the Commodity Broker and
         (iv) of the issuance by the CFTC or any other Federal or state regulatory body of any order suspending the effectiveness of the CFTC registration or NFA membership of the General Partner as a commodity pool operator, or the exemption of the Interests under the Blue Sky or securities laws of any state or other jurisdiction or any order or decree enjoining the offering or the use of the then current Memorandum or of the institution, or notice of the intended institution, of any action or proceeding for that purpose.

                  (b) It will deliver to the Selling Agent as promptly as practicable from time to time such number of copies of the Memorandum as the Selling Agent may reasonably request.

                  (c) It will amend or supplement the Memorandum from time to time as is necessary, in its opinion, to comply with the 1933 Act, the Commodity Act and the CFTC regulations thereunder and will furnish to the Selling Agent and the Trading Advisor, at the expense of the General Partner, a reasonable number of copies of such amendments or supplements. No such amendment or supplement shall be filed without the approval of the Selling Agent, the Commodity Broker and the Trading Advisor.

                  (d) If any event relating to or affecting the General Partner or the Partnership shall occur as a result of which it is necessary, in the reasonable opinion of the Selling Agent or the Trading Advisor, to amend or supplement the Memorandum in order to comply with the 1933 Act, the Commodity Act and the CFTC regulations thereunder or to make the Memorandum not materially misleading in the light of the circumstances existing at the time it is delivered to a subscriber, the General Partner and the Partnership will forthwith prepare and furnish to the Selling Agent and the Trading Advisor, at the expense of the General Partner, a reasonable number of copies of an amendment or amendments of, or a supplement or supplements to, the Memorandum which will amend or supplement the Memorandum so that as amended or supplemented it will comply with the 1933 Act, the Commodity Act and the CFTC regulations thereunder and not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances existing at the time the Memorandum is delivered to a subscriber, not misleading. No such amendment or supplement shall be filed without the approval of the Selling Agent, the Commodity Broker and the Trading Advisor.

                  (e) It will use best efforts to exempt the offer and sale of the Interests from registration under applicable securities or "Blue Sky" laws and continue such exemption throughout the term hereof, provided that in no event shall the General Partner or the Partnership be obligated to (i) take any action which would subject it to service of process for lawsuits, other than for any lawsuit arising out of the offering or sale of the Interests, or taxes, in any jurisdiction where either is not now so subject, (ii) change any material term in the Memorandum, or (iii) expend a sum of money considered unreasonable by the General Partner.

                  Section 6. Covenants of the Trading Advisor.
                             --------------------------------
                  (a) The Trading Advisor agrees to cooperate in the preparation of the Memorandum and of any amendments or supplements thereto.

                  (b) The Trading Advisor agrees to notify the General Partner immediately upon discovery of any untrue or misleading statement regarding it, its operations or any of its principals, or of the occurrence of any event or change in circumstances which would result in there being any untrue or misleading statement or an omission regarding it (except with respect to the Trading Advisor's trading performance), its operations or any of its principals, in the Memorandum or result in the Memorandum not including all information relating to the Trading Advisor and its principals required pursuant to CFTC regulations. The Trading Advisor shall promptly inform the General Partner if it is necessary to amend or supplement the Memorandum in order to make the Memorandum not materially misleading in the light of the circumstances existing at the time the Memorandum is delivered to a subscriber.

         Section 7. Payment of Expenses and Fees.
                    ----------------------------
         The General Partner will pay all expenses incident to the performance of the obligations of the General Partner and the Partnership hereunder, including: (i) the printing or reproduction and delivery to the Selling Agent in quantities as hereinabove stated of copies of the Memorandum and all amendments or supplements thereto and of any supplemental sales materials; (ii) the reproduction of this Agreement and the printing or reproduction and filing of the Memorandum with the CFTC and NFA; (iii) the exemption of the offer and sale of the Interests under the securities or "Blue Sky" laws in the various jurisdictions, including filing fees and the fees and disbursements of the General Partner's counsel incurred in connection therewith; (iv) the services of counsel for the General Partner and the Partnership; and (v) the printing or reproduction and delivery to the Selling Agent of such number of copies as it may reasonably request of the Blue Sky Survey. Other than as set forth above, each party hereto shall bear its own expenses relating hereto and to the offering of the Interests.

                  In the event that the sale of the Interests would otherwise occur but is prevented from occurring due to any representation or warranty of the Trading Advisor being materially untrue as a result of the willful act of such Trading Advisor or any of its principals either as of the date hereof or as of the Initial Closing Time, the Trading Advisor shall pay the expenses described in clause (i) above.

                  Section 8. Conditions of Closing. The obligations of each of
                             ---------------------
the parties hereunder at each Closing Time are subject to the accuracy of the representations and warranties of the other parties hereto, to the performance by such other parties of their respective obligations hereunder and to the following further conditions:

                  (a) At the Initial Closing Time, no objection to the content of the Memorandum shall have been expressed or threatened by the CFTC or the NFA.

                  (b) At the Initial Closing Time, Sidley & Austin, counsel to the General Partner and the Partnership, shall deliver its opinion, in form and substance satisfactory to the parties hereto, to the effect that:

                           (i)      Each of the Certificate of Limited
                  Partnership pursuant to which the Partnership has been formed and the Limited Partnership Agreement provides for the subscription for and sale of the Interests; all action required to be taken by the General Partner and the Partnership as a condition to the subscription for and sale of the Interests to qualified subscribers therefor has been taken; and, upon payment of the consideration therefor specified in the accepted Subscription Agreements and Powers of Attorney, the Interests will constitute valid limited partnership interests in the Partnership and each subscriber who purchases an Interest will become a Limited Partner, subject to the requirement that each such purchaser shall have duly completed, executed and delivered to the Partnership a Subscription Agreement and Power of Attorney signature page relating to the Interest purchased by such party, that such purchaser meets all applicable suitability standards and that the representations and warranties of such purchaser in the Subscription Agreement and Power of Attorney are true and correct.

                           (ii) The Partnership is a limited partnership duly and validly organized pursuant to the Certificate of Limited Partnership, the Limited Partnership Agreement and the Delaware Act, and is validly existing under the laws of the State of Delaware with full power and authority to conduct the business in which it proposes to engage, as described in the Memorandum.

                           (iii) The General Partner is duly organized, validly existing and in good standing as a corporation under the laws of the State of Delaware and is qualified to do business and is in good standing as a foreign corporation under the laws of the State of New York and in each other jurisdiction in which the nature or conduct of its business requires such qualification and the failure to so qualify might reasonably be expected to materially adversely affect the Partnership or the General Partner's ability to perform its obligations hereunder. The General Partner has full corporate power and authority to perform its obligations as described hereunder and in the Memorandum.

                           (iv) Each of the General Partner (including the principals of the General Partner) and the Partnership has all Federal and state governmental, regulatory and exchange approvals and licenses, and has received or made all filings and registrations with Federal and state governmental and regulatory agencies required for each of the General Partner and the Partnership to conduct its business and to act as described in the Memorandum, and to the best of their knowledge, none of such approvals, licenses or registrations have been rescinded or revoked.

                           (v) Each of the Limited Partnership Agreement, the Advisory Agreement, the Customer Agreement and this Agreement has been duly and validly authorized, executed and delivered by or on behalf of the General Partner or the Partnership, as the case may be, and assuming that such agreements are binding on the other parties hereto, each of the Limited Partnership Agreement, the Advisory Agreement, and this Agreement constitutes a valid, binding and enforceable agreement of the General Partner and/or the Partnership (as the case may be) in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium or similar laws at the time in effect affecting the enforceability generally of rights of creditors and except as enforceability of indemnification provisions may be limited by applicable law and the enforcement of any specific terms or remedies may be unavailable.

                           (vi)     The execution and delivery of this
                  Agreement, the Limited Partnership Agreement, the Customer Agreement and the Advisory Agreement, the incurrence of the obligations herein and therein set forth and the consummation of the transactions contemplated herein and therein and in the Memorandum will not be in contravention of any of the provisions of the General Partner's certificate of incorporation or by-laws, or of the Limited Partnership Agreement, and to the best of their knowledge, will not constitute a breach of, or default under, any instrument by which the General Partner or the Partnership, as the case may be, is bound or any order, rule or regulation applicable to the General Partner or the Partnership of any court or any governmental body or administrative agency having jurisdiction over the General Partner or the Partnership.

                           (vii) There is not pending or, to the best of their knowledge, threatened any action, suit or proceeding before or by any court or other governmental or administrative body, nor have there been any such suits, claims or proceedings within the last five years, to which the General Partner (or any principal of the General Partner) or the Partnership is or was a party, or to which any of their assets is or was subject, which are required to be, but are not, disclosed in the Memorandum or which might reasonably be expected to result in any material adverse change in the condition (financial or otherwise), business or prospects of the General Partner or the Partnership.

                           (viii) No authorization, approval or consent of any governmental or self-regulatory authority or agency is necessary in connection with the subscription for and sale of the Interests, except such as may be required under the Commodity Act, NFA compliance rules or applicable securities or "Blue Sky" laws.

                           (ix) The terms and provisions of the Limited Partnership Agreement, the Advisory Agreement, the Customer Agreement and this Agreement conform in all material respects to descriptions thereof, if any, contained in the Memorandum.

                           (x)      At the time the Memorandum and any
                  amendments or supplements thereto were first issued, the Memorandum complied as to form in all material respects with the requirements of the 1933 Act and CFTC regulations. Nothing has come to their attention that would lead them to believe that the Memorandum as first issued or as subsequently issued (prior to the Initial Closing Time) or at the Initial Closing Time contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements contained therein relating to the General Partner, the Partnership or the Commodity Broker, in the light of the circumstances under which they were made, not misleading; provided, however, that such counsel need express no opinion or belief as (A) as to the financial statements, notes thereto and other financial or statistical data set forth in the Memorandum or (B) as to the performance data set forth in the Memorandum, except that counsel shall opine, without rendering any opinion as to the accuracy of the information therein, that the capsule performance information set forth under "Performance of Futures Funds Operated or Managed by Merrill Lynch Investment Partners Inc." in the Memorandum complies as to form in all material respects with CFTC Rule Section 4.25
                  (a)(3).

                           (xi) Such counsel confirm their opinion that the summary of Federal income tax consequences to Limited Partners set forth under the caption "Certain Tax Information" in the Memorandum accurately describes the material tax consequences set forth therein and that such counsel further confirm their advice to the General Partner explicitly set forth therein.

                           (xii) Assuming operation in accordance with the Memorandum, the Partnership at the Initial Closing Time is not an "investment company" as that term is defined in the Investment Company Act of 1940, as amended.

                  (c) At the Initial Closing Time, Mr. William Maitland, counsel to the Commodity Broker, shall deliver an opinion to the effect that:

                           (i) The Commodity Broker is a corporation duly organized, validly existing and in good standing as a corporation under the laws of the State of Delaware and is qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature or conduct of its business requires such qualification and in which the failure to so qualify might reasonably be expected to materially adversely affect the Partnership. The Commodity Broker has full corporate power and authority to perform its obligations as described hereunder and in the Memorandum.

                           (ii) The Commodity Broker has all Federal and state governmental and regulatory licenses and approvals and has received or made all filings and registrations with Federal and state governmental and regulatory agencies necessary in order for the Commodity Broker to conduct its business as described in the Memorandum, and, to the best of his knowledge, none of such approvals, licenses or registrations have been rescinded or revoked.

                           (iii)    Each of the Customer Agreement, the
                  Consulting Agreement and this Agreement has been duly and validly authorized, executed and delivered by the Commodity Broker, and, assuming that such agreements are binding on the other parties thereto, each of this Agreement and the Consulting Agreement constitutes a valid, binding and enforceable agreement of the Commodity Broker in accordance with its terms, subject only to bankruptcy, insolvency, reorganization, moratorium or similar laws at the time in effect affecting the enforceability generally of rights of creditors and that the enforcement of specific terms or remedies may be unavailable.

                           (iv) The execution and delivery of the Customer Agreement, the Consulting Agreement and this Agreement, the incurrence of the obligations herein and therein set forth and the consummation of the transactions contemplated herein, therein and in the Memorandum will not be in contravention of any of the provisions of the Commodity Broker's certificate of incorporation or by-laws, or, to the best of his knowledge, constitute a breach of, or default under, any instrument known to him by which the Commodity Broker is bound or any order, rule or regulation applicable to the Commodity Broker, of any court or any governmental body or administrative agency having jurisdiction over the Commodity Broker.

                           (v) Nothing has come to his attention that would lead him to believe that the Memorandum as first issued or as subsequently issued (prior to the Initial Closing Time) or at the Initial Closing Time contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements contained therein relating to the Commodity Broker or its principals, in the light of the circumstances under which they were made, not misleading.

                  (d) At the Initial Closing Time, Sidley & Austin, counsel to the Trading Advisor, shall deliver an opinion to all other parties hereto to the effect that:

                           (i) The Trading Advisor is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation and is qualified to do business and is in good standing in each jurisdiction in which the nature or conduct of its business requires such qualification and in which the failure to so qualify might reasonably be expected to materially adversely affect the Partnership, as described in the Memorandum. The Trading Advisor has full power and authority to conduct the business in which it engages and proposes to engage.

                           (ii)     The Trading Advisor (including its
                  principals) has all Federal and state governmental and regulatory licenses and approvals and has received or made all filings and registrations with Federal and state governmental and regulatory authorities necessary in order for the Trading Advisor to conduct its business as described in the Memorandum (including, without limitation, performance of this Agreement, the Advisory Agreement and the Consulting Agreement) and, to the best of such counsel's knowledge, none of such approvals, licenses or registrations has been rescinded or revoked.

                           (iii) Each of this Agreement, the Advisory Agreement and the Consulting Agreement has been duly and validly authorized, executed and delivered by the Trading Advisor, and, assuming that such agreements are binding on the other parties thereto, constitutes a valid, binding and enforceable agreement of the Trading Advisor, in accordance with its terms, subject only to bankruptcy, insolvency, reorganization, moratorium or similar laws at the time in effect affecting the enforceability generally of rights of creditors and except as enforceability of the indemnification provisions contained in any such agreement may be limited by applicable law and the enforcement of specific terms or remedies may be unavailable.

                           (iv)     The execution and delivery of this
                  Agreement, the Advisory Agreement and the Consulting Agreement, the incurrence of the obligations herein and therein set forth and the consummation of the transactions contemplated herein, therein and in the Memorandum will not be in contravention of any of the provisions of the constituent documents of the Trading Advisor, and to the best of such counsel's knowledge, will not constitute a breach of, or default under, any instrument by which the Trading Advisor is bound or any order, rule or regulation applicable to the Trading Advisor of any court or any governmental body or administrative agency having jurisdiction over the Trading Advisor.

                           (v) There is not pending or, to the best of such counsel's knowledge, threatened any action, suit or proceeding before or by any court or other governmental or administrative body, nor have there been any such suits, claims or proceedings within the last five years to which the Trading Advisor, or any of its principals, is or was a party, or to which any of their assets is or was subject, which are required to be, but are not, disclosed in the Memorandum or which might reasonably be expected to result in any material adverse change in the condition (financial or otherwise), business or prospects of such Trading Advisor.

                           (vi) Nothing has come to such counsel's attention that would lead such counsel to believe that the Memorandum as first issued or as subsequently issued (prior to the Initial Closing Time) or at the Initial Closing Time contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein relating to the Trading Advisor or any of its principals, in the light of the circumstances under which they were made, not misleading; provided, however, that counsel need express no opinion or belief (A) as to the financial statements, notes thereto and other financial or statistical data set forth in the Memorandum or (B) as to the performance data set forth in the Memorandum, except that such counsel shall opine, without rendering any opinion as to the accuracy of the information in such performance capsules, that the performance capsules relating to the Trading Advisor and its principals set forth in the Memorandum comply as to form in all material respects with CFTC Rule Section 4.25(a)(3) and discussions, if any, held with the Division of Trading and Markets of the CFTC.

                  (e) At the Initial Closing Time, the General Partner shall deliver a certificate to the effect that: (i) the representations and warranties of the General Partner contained herein are true and correct with the same effect as though expressly made at the Initial Closing Time; and (ii) the General Partner has performed all covenants and agreements herein contained to be performed on its part at or prior to the Initial Closing Time. Such certificate may state that the General Partner has relied upon the Trading Advisor to provide certain information supplied by the Trading Advisor for use in the Memorandum.

                  (f) At the Initial Closing Time, the Trading Advisor shall deliver a report dated as of the Initial Closing Time which shall present for the period from the date after the last day covered by the performance capsules in the Memorandum to the latest practicable day before the Initial Closing Time figures which constitute a continuation of such capsules and which shall certify that such figures are accurate in all material respects.

                  (g) At the Initial Closing Time, the Trading Advisor shall deliver a certificate to the effect that (i) the representations and warranties of the Trading Advisor contained herein are true and correct with the same effect as though expressly made at the Initial Closing Time and (ii) the Trading Advisor has performed all covenants and agreements herein contained to be performed on its part at or prior to the Initial Closing Time.

                  (h) At the Initial Closing Time, the Commodity Broker shall deliver a certificate to the effect that the representations and warranties of the Commodity Broker contained herein are true and correct with the same effect as though expressly made at the Initial Closing Time.

                  (i) The Partnership shall have received a capital contribution of the General Partner in the amount required by the Limited Partnership Agreement and as described in the Memorandum.

                  (j) Executed copies of the Limited Partnership Agreement, the Customer Agreement, the Consulting Agreement, the Advisory Agreement and this Agreement shall be delivered to all parties.

                  (k) The parties hereto shall have been furnished with such additional information, opinions and documents, including supporting documents relating to parties described in the Memorandum and certificates signed by such parties with regard to information relating to them and included in the Memorandum as they may reasonably require for the purpose of enabling them to pass upon the sale of the Interests as herein contemplated and related proceedings, in order to evidence the accuracy or completeness of any of the representations or warranties or the fulfillment of any of the conditions herein contained; and all actions taken by the parties hereto in connection with the sale of the Interests as herein contemplated shall be reasonably satisfactory in form and substance to Messrs. Sidley & Austin and Mr. William Maitland.

                  If any of the conditions specified in this Section 8 shall not have been fulfilled when and as required by this Agreement to be fulfilled, this Agreement and all obligations hereunder may be cancelled by any party hereto by notifying the other parties hereto of such cancellation in writing or by telegram at any time at or prior to the Initial Closing Time, and any such cancellation or termination shall be without liability of any party to any other party except as otherwise provided in Section 7.

                  At each sale of Interests at any Additional Closing Time, the parties hereto shall be deemed to have restated and reaffirmed the representations made herein by each such party as of such Additional Closing Time.

                  Section 9. Memorandum Terms and Descriptions Controlling.

                  All parties hereto expressly agree that the descriptions, if any, of this Agreement, the Consulting Agreement, the Customer Agreement and the Advisory Agreement contained in the Memorandum, as amended and supplemented and as identified by the General Partner and approved by each such other party hereto, shall control against the terms contained herein and in such agreements and contracts referred to above.

                  Section 10. Indemnification and Exculpation.

                  (a) Indemnification by the General Partner. The General Partner agrees to indemnify and hold harmless the Selling Agent, the Partnership, the Commodity Broker and the Trading Advisor and each person, if any, who controls any of the foregoing within the meaning of
         Section 15 of the 1933 Act, as follows:

                           (i) against any and all loss, liability, claim, damage and expense whatsoever (including fees and disbursements of counsel) arising out of any untrue statement or alleged untrue statement of a material fact contained in the Memorandum (or any amendment or supplement thereto) or any omission or alleged omission therefrom of a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Trading Advisor and its controlling persons shall not be entitled to be indemnified if such untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with information relating to the Trading Advisor or any of its principals furnished or approved by the Trading Advisor or any of its principals; and provided further that the Selling Agent and its controlling persons shall not be entitled to be indemnified if such untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with information relating to the Selling Agent furnished or approved by the Selling Agent; and

                           (ii) against any and all loss, liability, claim, damage and expense whatsoever (including the fees and disbursements of counsel) to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission or any such alleged untrue statement or omission (any settlement to be subject to indemnity hereunder only if effected with the written consent of the General Partner and only, in the case of the Trading Advisor, to the extent of its net worth (as provided above)).

         In no case shall the General Partner be liable under this indemnity agreement with respect to any claim made against any indemnified party unless the General Partner shall be notified in writing of the nature of the claim within a reasonable time after the assertion thereof, but failure so to notify the General Partner shall not relieve the General Partner from any liability which it may have otherwise than on account of this indemnity agreement. The General Partner shall be entitled to participate at its own expense in the defense or, if it so elects within a reasonable time after receipt of such notice, to assume the defense of the pertinent portion of any suit so brought for which an indemnified party has claimed that indemnification may be due from the General Partner, which defense shall be conducted by counsel chosen by it and satisfactory to the indemnified party or parties, defendant or defendants therein. In the event that the General Partner elects to assume the defense of any such suit and retain such counsel, the indemnified party or parties, defendant or defendants in the suit, shall bear the fees and expenses of any additional counsel thereafter retained by it or them.

                  In no event, however, shall the General Partner be obligated to indemnify the Selling Agent or the Commodity Broker hereunder, and each of the Selling Agent and the Commodity Broker agrees not to attempt to obtain any indemnity from the General Partner hereunder, to the extent that the General Partner and the Selling Agent or the Commodity Broker are advised by counsel reasonably satisfactory to the General Partner and the Selling Agent or the Commodity Broker that payment of such indemnity could adversely affect the classification of the Partnership as a partnership for Federal income tax purposes.

                  The General Partner agrees to notify the Trading Advisor, the Selling Agent and the Commodity Broker within a reasonable time of the assertion of any claim in connection with the sale of the Interests against it or any of its officers or directors or any person who controls the General Partner within the meaning of Section 15 of the 1933 Act.

                  (b) Indemnification by the Trading Advisor. The Trading Advisor agrees to indemnify and hold harmless the Selling Agent, the Commodity Broker, the General Partner and the Partnership and each person, if any, who controls the Selling Agent, the Commodity Broker, the Partnership or the General Partner within the meaning of Section 15 of the 1933 Act (and, in the case of the General Partner, each director of the General Partner), to the same extent as the indemnity from the General Partner set forth in Section 10(a) hereof, but only insofar as the losses, claims, damages, liabilities or expenses indemnified against arise out of or are based upon any materially untrue statement or omission or alleged materially untrue statement or omission relating or with respect to the Trading Advisor, or any of its principals, or their operations, trading systems, methods or performance, which was made in the Memorandum or any amendment or supplement thereto and furnished by such Trading Advisor and approved for inclusion therein.

                  (c) Limitation on Certain Indemnifications and Exculpations. The exculpation and indemnification provisions in the Limited Partnership Agreement, the Consulting Agreement and the Advisory Agreement shall neither relieve nor indemnify the Trading Advisor from or against any liability it may have or incur to the Partnership, the General Partner, the Selling Agent or the Commodity Broker under this Agreement (including, without limitation, pursuant to the provisions of Section 10(b) hereof). The exculpation and indemnification provisions contained in the Limited Partnership Agreement shall neither relieve nor indemnify the General Partner against any loss, liability, damage, cost or expense it may incur under this Agreement.

                  Section 11. Status of Parties. In selling the Interests for the Partnership, the Selling Agent is acting solely as agent for the Partnership and not as principal. The Selling Agent will use its best efforts to assist the Partnership in obtaining performance by each purchaser whose offer to purchase Interests from the Partnership has been accepted on behalf of the Partnership, but the Selling Agent shall not have any liability to the Partnership in the event that Subscription Agreements and Powers of Attorney signature pages are improperly completed or any such purchase is not consummated for any reason. The Selling Agent shall in no respect be deemed to be an agent of the Partnership.

                  Section 12. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement or contained in certificates of any party hereto submitted pursuant hereto shall remain operative and in full force and effect, regardless of any investigation made by, or on behalf of, the Selling Agent, the General Partner, the Partnership, the Commodity Broker, the Trading Advisor, or any person who controls any of the foregoing, and shall survive each Closing Time in the form restated and reaffirmed as of such Closing Time.

                  Section 13. Termination. The General Partner shall have the right to terminate this Agreement at any time prior to the Initial Closing Time by giving written notice of such termination to the Trading Advisor, the Selling Agent and the Commodity Broker. In addition, this Agreement may be terminated by either the General Partner or the Selling Agent on any anniversary of the Initial Closing Time by such party giving ten days notice to the other parties hereto to such effect. No such termination shall relieve the General Partner from its obligations under Section 4(a) hereof unless the termination is based on the Selling Agent's breach of its obligations under this Agreement.

                  Section 14. Notices and Authority to Act. All communications hereunder shall be in writing and sent to the addresses listed on Schedule A hereto, as the same may be changed by written notice to all parties. Notices shall be effective when actually received.

                  Section 15. Parties. This Agreement shall inure to the benefit of and be binding upon the Selling Agent, the Partnership, the General Partner, the Commodity Broker, the Trading Advisor and such parties' respective successors to the extent provided herein. This Agreement and the conditions and provisions hereof are intended to be and are for the sole and exclusive benefit of the parties hereto and their respective successors, assigns and controlling persons and parties indemnified hereunder, and for the benefit of no other person, firm or corporation. No purchaser of an Interest shall be considered to be a successor or assign solely on the basis of such purchase.

                  Section 16. Governing Law. This Agreement and the rights and obligations of the parties created hereby shall be governed by the laws of the State of New York, without regard to principles of conflicts of law.

                  Section 17. Requirements of Law. Whenever in this Agreement it is stated that a party will take or refrain from taking a particular action, such party may nevertheless refrain from taking or take such action if advised by counsel that doing so is required by law or advisable to ensure compliance with law, and shall not be subject to any liability hereunder for doing so, although such action shall permit termination of the Agreement by the other parties hereto.

                  Section 18. Consent to Jurisdiction. The parties hereto agree that any action or proceeding arising directly, indirectly, or otherwise in connection with, out of, related to, or from this Agreement, any breach hereof, or any transaction covered hereby, shall be resolved, whether by arbitration or otherwise, within the County, City, and State of New York. Accordingly, the parties consent and submit to the jurisdiction of the federal and state courts and any applicable arbitral body located within the County, City, and State of New York. The parties further agree that any such action or proceeding brought by either party to enforce any right, assert any claim, or obtain any relief whatsoever in connection with this Agreement shall be bought by such party exclusively in the federal or state courts, or if appropriate before any applicable arbitral body, located within the County, City, and State of New York.

                  If the foregoing is in accordance with each party's understanding of their agreement, each party is requested to sign and return to the General Partner a counterpart hereof, whereupon this instrument along with all counterparts will become a binding agreement among them in accordance with its terms.

                            Very truly yours,

                            ML CHESAPEAKE L.P.

                            By: MERRILL LYNCH INVESTMENT PARTNERS
                                  INC., General Partner

                            By: /s/ Steven B. Olgin
                                --------------------------------------------
                                Name: Steven B. Olgin
                                Title: Vice President & Director, Administration

                            CHESAPEAKE CAPITAL CORPORATION

                            By: _____________________________________________
                                Name:
                                Title

                            MERRILL LYNCH FUTURES INC.

                            By: /s/ John R. Frawley, Jr.
                                --------------------------------------------
                                Name: John R. Frawley, Jr.
                                Title: Co-Chairman

                            MERRILL LYNCH INVESTMENT PARTNERS INC.

                            By: /s/ Steven B. Olgin
                                --------------------------------------------
                                Name: Steven B. Olgin
                                Title: Vice President & Director, Administration

Confirmed and accepted as of
the date first above written:

MERRILL LYNCH, PIERCE, FENNER
  & SMITH INCORPORATED

By: /s/ John R. Frawley, Jr.
   --------------------------------
   Name: John R. Frawley, Jr.
   Title: Director
this instrument along with all counterparts will become a binding agreement among them in accordance with its terms.

                            Very truly yours,

                            ML CHESAPEAKE L.P.

                            By: MERRILL LYNCH INVESTMENT PARTNERS
                                  INC., General Partner

                            By:_____________________________________________
                               Name:
                               Title

                            CHESAPEAKE CAPITAL CORPORATION

                            By: /s/ John M. Hoade
                               --------------------------------------------
                               Name: John M. Hoade
                               Title: Executive Vice President

                            MERRILL LYNCH FUTURES INC.

                            By:_____________________________________________
                               Name:
                               Title

                            ML FUTURES INVESTMENT PARTNERS INC.

                            By:_____________________________________________
                               Name:
                               Title

Confirmed and accepted as of
the date first above written:

MERRILL LYNCH, PIERCE, FENNER
  & SMITH INCORPORATED

By:______________________________
   Name:
   Title

                                   SCHEDULE A

                              ADDRESSES OF PARTIES

ML Chesapeake Fund L.P.
c/o Merrill Lynch Investment
    Partners Inc.
Merrill Lynch World Headquarters
6th Floor, South Tower
World Financial Center
New York, New York 10080-6106

Merrill Lynch Investment
    Partners Inc.
Merrill Lynch World Headquarters
6th Floor, South Tower
World Financial Center
New York, New York 10080-6106

Merrill Lynch Futures Inc.
Two Broadway
New York, New York 10004

Merrill Lynch, Pierce, Fenner &
    Smith Incorporated
Merrill Lynch World Headquarters
North Tower
World Financial Center
New York, New York 10080-6106

Chesapeake Capital Corporation
500 Forest Avenue
Richmond, Virginia 23229